UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 23, 2016

Hyperdynamics Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32490	87-0400335
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12012 Wickchester Lane, Suite 475 Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 353-9400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On February 23, 2016, the Company issued a press release disclosing the February 17, 2016 order of the Emergency Arbitrator appointed by the American Arbitration Association with respect to SCS’ Application for Emergency Arbitrator and Interim Measures of Protection and SCS’ request for Emergency Injunctive Relief.

The press release and the action filed in the District Court of Harris County related to this announcement are filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01                                           Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of the Company announcing that the Emergency Arbitrator Ruled that Hyperdynamics is Not Entitled to Emergency Injunctive Relief.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION
(Registrant)

Date: February 23, 2016	By:	/s/ Ray Leonard
Ray Leonard
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company announcing that the Emergency Arbitrator Ruled that Hyperdynamics is Not Entitled to Emergency Injunctive Relief.